[EXHIBIT 23a TO COLONIAL GAS COMPANY
              10-K FOR TERM ENDED DECEMBER 31, 1996]


						EXHIBIT 23a


        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our reports dated January 13, 1997 accompanying the consolidated financial statements and schedules incorporated by reference or included in the Annual Report on Form 10-K of Colonial

Gas Company and subsidiaries for the year ended December 31, 1996.

We hereby consent to the incorporation by reference of said reports in the Colonial Gas Company Registration Statements on Forms S-8, as

amended (File Nos. 33-34067, 33-47099, and 33-54091), and

Forms S-3, as ammended (File Nos. 33-54135 and 33-616863).


					GRANT THORTON LLP


Boston, Massachusetts
March 25, 1997

                        [END OF EXHIBIT 23a]

                            [EXHIBIT 27
                    FINANCIAL DATA SCHEDULE UT]

[ARTICLE] UT

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[BOOK-VALUE]                                  PER-BOOK
[TOTAL-NET-UTILITY-PLANT]                      250,983
[OTHER-PROPERTY-AND-INVEST]                      7,736
[TOTAL-CURRENT-ASSETS]                          67,558
[TOTAL-DEFERRED-CHARGES]                        32,476
[OTHER-ASSETS]                                   5,659
[TOTAL-ASSETS]                                 364,412
[COMMON]                                        28,366
[CAPITAL-SURPLUS-PAID-IN]                       54,221
[RETAINED-EARNINGS]                             31,319
[TOTAL-COMMON-STOCKHOLDERS-EQ]                 113,906
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[LONG-TERM-DEBT-NET]                            95,266
[SHORT-TERM-NOTES]                              63,439
[LONG-TERM-NOTES-PAYABLE]                            0
[COMMERCIAL-PAPER-OBLIGATIONS]                       0
[LONG-TERM-DEBT-CURRENT-PORT]                    5,152
[PREFERRED-STOCK-CURRENT]                            0
[CAPITAL-LEASE-OBLIGATIONS]                        930
[LEASES-CURRENT]                                   881
[OTHER-ITEMS-CAPITAL-AND-LIAB]                  84,838
[TOT-CAPITALIZATION-AND-LIAB]                  364,412
[GROSS-OPERATING-REVENUE]                      170,929
[INCOME-TAX-EXPENSE]                             9,088
[OTHER-OPERATING-EXPENSES]                     139,647
[TOTAL-OPERATING-EXPENSES]                     148,735
[OPERATING-INCOME-LOSS]                         22,194
[OTHER-INCOME-NET]                               2,993
[INCOME-BEFORE-INTEREST-EXPEN]                  25,187
[TOTAL-INTEREST-EXPENSE]                         8,709
[NET-INCOME]                                    16,478
[PREFERRED-STOCK-DIVIDENDS]                          0
[EARNINGS-AVAILABLE-FOR-COMM]                   16,478
[COMMON-STOCK-DIVIDENDS]                        10,919
[TOTAL-INTEREST-ON-BONDS]                        7,107
[CASH-FLOW-OPERATIONS]                          38,856
[EPS-PRIMARY]                                     1.95
[EPS-DILUTED]                                     1.95

                        [END OF EXHIBIT 27]